

MOR-1                                     UNITED STATES BANKRUPTCY COURT
CASE NAME:         Xetel Corporation                                            PETITION DATE:     10/21/2002
                   -----------------                                                               -----------------
CASE NUMBER:       02-14222                                                     DISTRICT OF TEXAS: Western
                   -----------------                                                               -----------------
PROPOSED PLAN DATE:                                                             DIVISION:          Austin
                   -----------------                                                               -----------------


                 MONTHLY OPERATING REPORT SUMMARY FOR MONTH ENDED DECEMBER 28, 2002
||===========================================|============|============|============|============|============|============||
||                                    MONTH  | 10/26/2002 | 11/23/2002 | 12/28/2002 |  1/31/2003 |            |            ||
||-------------------------------------------|------------|------------|------------|------------|------------|------------||
|| REVENUES (MOR-6)                          |    124,469 |    755,326 |    756,175 |     25,614 |          0 |          0 ||
||-------------------------------------------|------------|------------|------------|------------|------------|------------||
|| INCOME BEFORE INT; DEPREC./TAX (MOR-6)    |   -221,525 |   -603,861 | -1,163,257 |   -364,893 |          0 |          0 ||
||-------------------------------------------|------------|------------|------------|------------|------------|------------||
|| NET INCOME (LOSS) (MOR-6)                 |   -237,333 | -1,134,551 | -3,526,213 |   -620,362 |          0 |          0 ||
||-------------------------------------------|------------|------------|------------|------------|------------|------------||
|| PAYMENTS TO INSIDERS (MOR-9)              |          0 |     38,359 |     57,756 |     27,670 |          0 |          0 ||
||-------------------------------------------|------------|------------|------------|------------|------------|------------||
|| PAYMENTS TO PROFESSIONALS (MOR-9)         |          0 |          0 |          0 |          0 |          0 |          0 ||
||-------------------------------------------|------------|------------|------------|------------|------------|------------||
|| TOTAL DISBURSEMENTS (MOR-8)               |     38,786 |    749,044 |    600,893 |    444,994 |          0 |          0 ||
||===========================================|============|============|============|============|============|============||

***The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States
   Trustee***

|-------------------------------------------|
|REQUIRED INSURANCE MAINTAINED              | Are all accounts receivable being collected within terms?                      No
|  AS OF SIGNATURE DATE         EXPIRATION  | Are all post-petition liabilities, including taxes, being paid within terms?   Yes
|                               DATE        | Have any pre-petition liabilities been paid?                                   No
|---------------------------    ------------| If so, describe
|CASUALTY      YES (x) NO ( )     12/1/2003 |                  -------------------------------------------------------------------
|LIABILITY     YES (x) NO ( )     12/1/2003 | Are all funds received being deposited into DIP bank accounts?                 Yes
|VEHICLE       YES (x) NO ( )     12/1/2003 | Were any assets disposed of outside the normal course of business?             Yes
|WORKER'S      YES (x) NO ( )      3/1/2003 |   If so, describe    Equipment pursuant to court order
|OTHER         YES ( ) NO ( )               |                  -------------------------------------------------------------------
|-------------------------------------------| Are all U.S. Trustee Quarterly Fee Payments current?                           Yes
                                              What is the status of your Plan of Reorganization?
                                                                                                ----------------------------------
                                                               -------------------------------------------------------------------

ATTORNEY NAME:    Eric J. Taube                                I certify under penalty of perjury that the following complete
                  ---------------------------------
FIRM NAME:        Hohmann & Taube, L.L.P.                      Monthly Operating Report (MOR), consisting of MOR-1 through
                  ---------------------------------
ADDRESS:          100 Congress Avenue                          MOR-9 plus attachments, is true and correct.
                  ---------------------------------
                  Suite 1600
                  ---------------------------------
CITY, STATE, ZIP: Austin, Texas 78701-4042                     SIGNED X /s/ Angelo DeCaro  TITLE:  President and CEO
                  ---------------------------------
TELEPHONE/FAX:    (512) 472-5997   (512) 472-5248                                   (ORIGINAL SIGNATURE)
                  ---------------------------------
                                                                      Angelo DeCaro             2/26/2003
MOR-1                                                              (PRINT NAME OF SIGNATORY)      DATE         Revised 07/01/98



   CASE NAME:   Xetel Corporation
                -----------------
   CASE NUMBER: 02-14222
                ------------

                                                 COMPARATIVE BALANCE SHEETS
||================================|===============|================|===============|============|===========|==========|==========||
|| ASSETS                         | FILING DATE*  |    MONTH       |    MONTH      |    MONTH   |   MONTH   |  MONTH   |  MONTH   ||
||                                |===============|================|===============|============|===========|==========|==========||
||                                |  10/21/2002   |   10/26/2002   |   11/23/2002  | 12/28/2002 | 1/31/2003 |          |          ||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| CURRENT ASSETS                 |               |                |               |            |           |          |          ||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| Cash                           |        81,502 |        500,354 |     1,843,103 |  3,697,232 | 3,938,725 |          |          ||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| Accounts Receivable, Net       |     5,388,318 |      3,166,032 |     1,709,345 |    323,787 |   128,266 |          |          ||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| Inventory, net                 |     4,615,164 |      4,218,774 |     3,842,664 |  2,835,704 | 2,727,507 |          |          ||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| Prepaid Expenses               |             0 |        275,374 |       217,748 |    133,729 |    79,986 |          |          ||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| Investments                    |             0 |              0 |               |            |           |          |          ||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| Other                          |             0 |         32,886 |        32,886 |    572,886 |   571,870 |          |          ||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| TOTAL CURRENT ASSETS           |    10,084,984 |      8,193,420 |     7,645,746 |  7,563,338 | 7,446,354 |        0 |        0 ||
||================================|===============|================|===============|============|===========|==========|==========||
|| PROPERTY, PLANT & EQUIP. @COST |               |     19,320,389 |    18,605,634 |  7,564,086 |   626,651 |          |          ||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| Less Accumulated Depreciation  |               |     13,955,785 |    13,756,741 |  7,036,806 |   530,265 |          |          ||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| NET BOOK VALUE OF PP & E       |     4,817,411 |      5,364,604 |     4,848,893 |    527,280 |    96,386 |        0 |        0 ||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| OTHER ASSETS                   |               |                |               |            |           |          |          ||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| 1. Tax Deposits                |               |                |               |            |           |          |          ||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| 2. Investments in Subsidiaries |               |                |               |            |           |          |          ||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| 3. Electric Deposit            |               |                |               |            |           |          |          ||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| 4. Deposits                    |       144,223 |        144,223 |       163,389 |    126,158 |   161,789 |          |          ||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| TOTAL ASSETS                   |    15,046,618 |     13,702,247 |    12,658,028 |  8,216,776 | 7,704,529 |        0 |        0 ||
||================================|===============|================|===============|============|===========|==========|==========||
                                     * Per Schedules and Statement of Affairs
 MOR-2                                                                                                    Revised 07/01/98
 Financial Statement Notes:
 10/21/2002 See previous filing.
 11/23/2002 See previous filing.
 12/28/2002 See previous filing.
  1/31/2003 The decrease in property, plant and equipment results from the sale of fixed assets and the reduction in carrying value of the remaining assets to liquidation value.




     CASE NAME:   Xetel Corporation
                  ---------------------
     CASE NUMBER: 02-14222
                  -------------


                                         COMPARATIVE BALANCE SHEETS
||==================================|==============|===============|=============|============|=============|==========|==========||
|| LIABILITIES & OWNER'S            | FILING DATE* |    MONTH      |    MONTH    |   MONTH    |    MONTH    |  MONTH   |  MONTH   ||
||                                  |==============|===============|=============|============|=============|==========|==========||
|| EQUITY                           |   10/21/2002 |  10/26/2002   |  11/23/2002 | 12/28/2002 |   1/31/2003 |          |          ||
||----------------------------------|--------------|---------------|-------------|------------|-------------|----------|----------||
|| LIABILITIES                      |              |               |             |            |             |          |          ||
||----------------------------------|-------------|---------------|-------------|------------|-------------|----------|----------||
|| POST-PETITION LIABILITIES(MOR-4) |            0 |           410 |      26,110 |     36,748 |     175,086 |          |          ||
||==================================|==============|===============|=============|============|=============|==========|==========||
|| PRE-PETITION LIABILITIES         |              |               |             |            |             |          |          ||
||----------------------------------|--------------|---------------|-------------|------------|-------------|----------|----------||
||  Notes Payable - Unsecured       |    1,908,794 |     1,908,794 |   1,908,794 |  1,908,794 |   1,908,794 |          |          ||
||----------------------------------|--------------|---------------|-------------|------------|-------------|----------|----------||
||  Accounts Payable                |   17,188,222 |    14,885,233 |  16,233,063 | 15,040,067 |  15,042,805 |          |          ||
||----------------------------------|--------------|---------------|-------------|------------|-------------|----------|----------||
||  Priority Debt                   |    1,191,766 |       998,771 |   1,148,490 |  1,261,090 |   1,261,090 |          |          ||
||----------------------------------|--------------|---------------|-------------|------------|-------------|----------|----------||
||  Federal Income Tax              |            0 |             0 |           0 |            |             |          |          ||
||----------------------------------|--------------|---------------|-------------|------------|-------------|----------|----------||
||  FICA/Withholding                |            0 |             0 |           0 |            |             |          |          ||
||----------------------------------|--------------|---------------|-------------|------------|-------------|----------|----------||
||  Capital Leases                  |            0 |       752,784 |     752,784 |    752,784 |     752,784 |          |          ||
||----------------------------------|--------------|---------------|-------------|------------|-------------|----------|----------||
||  Other                           |            0 |     2,886,735 |   1,453,818 |  1,608,537 |   1,575,576 |          |          ||
||----------------------------------|--------------|---------------|-------------|------------|-------------|----------|----------||
|| TOTAL PRE-PETITION LIABILITIES   |   20,288,782 |    21,432,317 |  21,496,949 | 20,571,272 |  20,541,049 |        0 |        0 ||
||----------------------------------|--------------|---------------|-------------|------------|-------------|----------|----------||
|| TOTAL LIABILITIES                |   20,288,782 |    21,432,727 |  21,523,059 | 20,608,020 |  20,716,135 |        0 |        0 ||
||==================================|==============|===============|=============|============|=============|==========|==========||
|| OWNER'S EQUITY (DEFICIT)         |              |               |             |            |             |          |          ||
||----------------------------------|--------------|---------------|-------------|------------|-------------|----------|----------||
||  PREFERRED STOCK                 |            0 |             0 |             |            |             |          |          ||
||----------------------------------|--------------|---------------|-------------|------------|-------------|----------|----------||
||  COMMON STOCK                    |   23,314,803 |    23,314,803 |  23,314,803 | 23,314,803 |  23,314,803 |          |          ||
||----------------------------------|--------------|---------------|-------------|------------|-------------|----------|----------||
||  OTHER                           |    2,250,983 |               |             |            |             |          |          ||
||----------------------------------|--------------|---------------|-------------|------------|-------------|----------|----------||
||  RETAINED EARNINGS:              |              |               |             |            |             |          |          ||
||       Filing Date                |  -30,807,950 |   -30,807,950 | -30,807,950 |-30,807,950 | -30,807,950 |          |          ||
||----------------------------------|--------------|---------------|-------------|------------|-------------|----------|----------||
||  RETAINED EARNINGS:              |              |               |             |            |             |          |          ||
||       Post Filing Date           |              |      -237,333 |  -1,371,884 | -4,898,097 |  -5,518,458 |          |          ||
||----------------------------------|--------------|---------------|-------------|------------|-------------|----------|----------||
|| TOTAL OWNER'S EQUITY (NET WORTH) |   -5,242,164 |    -7,730,480 |  -8,865,031 |-12,391,244 | -13,011,605 |        0 |        0 ||
||==================================|==============|===============|=============|============|=============|==========|==========||
|| TOTAL                            |              |               |             |            |             |          |          ||
|| LIABILITIES &                    |              |               |             |            |             |          |          ||
|| OWNERS EQUITY                    |   15,046,618 |    13,702,247 |  12,658,028 |  8,216,776 |   7,704,529 |        0 |        0 ||
||==================================|==============|===============|=============|============|=============|==========|==========||
                                     * Per Schedules and Statement of Affairs
 MOR-3                                                                                              Revised 07/01/98
   Financial Statement Notes:
   10/21/2002   See previous filing.
   10/26/2002   See previous filing.
   11/23/2002   See previous filing.
   12/28/2002   See previous filing.


   CASE NAME:   Xetel Corporation
                -----------------
   CASE NUMBER: 02-14222
                -----------------


                                  SCHEDULE OF POST-PETITION LIABILITIES
||======================================|=============|=============|=============|=============|=============|=============||
||                                      | MONTH ENDED | MONTH ENDED | MONTH ENDED | MONTH ENDED | MONTH ENDED | MONTH ENDED ||
||                                      | 10/21/02 -  |             |             |             |             |             ||
||                                      | 10/26/02    | 11/23/2002  | 12/28/2002  |  1/31/2003  |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||  TRADE ACCOUNTS PAYABLE              |         410 |       1,110 |       1,748 |       2,558 |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||  TAX PAYABLE                         |             |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||    Federal Payroll Taxes             |           0 |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||    State Payroll Taxes               |           0 |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||    Ad Valorem Taxes   Sales Tax      |           0 |             |             |       2,990 |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||    Other Taxes     Property Tax '03  |           0 |             |             |     107,600 |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||  TOTAL TAXES PAYABLE                 |           0 |           0 |           0 |     110,590 |           0 |           0 ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||  SECURED DEBT POST-PETITION          |           0 |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||  ACCRUED INTEREST PAYABLE            |           0 |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||  ACCRUED PROFESSIONAL FEES*          |           0 |      25,000 |      35,000 |      45,000 |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||  OTHER  ACCRUED LIABILITIES          |             |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||    1. Accrued Payroll                |             |             |             |      16,938 |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||    2.                                |             |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||    3.                                |             |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||  TOTAL POST-PETITION                 |             |             |             |             |             |             ||
||  LIABILITIES (MOR-3)                 |         410 |      26,110 |      36,748 |     175,086 |           0 |           0 ||
||======================================|=============|=============|=============|=============|=============|=============||
     *Payment requires Court Approval
            MOR-4                                                                                         Revised 07/01/98

   CASE NAME:   Xetel Corporation
                -----------------
   CASE NUMBER: 02-14222
                -----------------

                                     AGING OF POST-PETITION LIABILITIES
                                     MONTH                       12/28/2002
                                                            -------------------

||==================|==================|==============|==============|==============|===============|=============||
||    DAYS          |      TOTAL       |   TRADE      |   FEDERAL    |    STATE     |  AD VALOREM,  |    OTHER    ||
||                  |                  |  ACCOUNTS    |    TAXES     |    TAXES     |  OTHER TAXES  |             ||
||==================|==================|==============|==============|==============|===============|=============||
|| 0-30             |          114,584 |        3,994 |              |              |         2,990 |     107,600 ||
||------------------|------------------|--------------|--------------|--------------|---------------|-------------||
|| 31-60            |             -843 |         -843 |              |              |               |             ||
||------------------|------------------|--------------|--------------|--------------|---------------|-------------||
|| 61-90            |             -593 |         -593 |              |              |               |             ||
||------------------|------------------|--------------|--------------|--------------|---------------|-------------||
|| 91+              |                0 |              |              |              |               |             ||
||------------------|------------------|--------------|--------------|--------------|---------------|-------------||
|| TOTAL            |          113,148 |        2,558 |            0 |            0 |         2,990 |     107,600 ||
||==================|==================|==============|==============|==============|===============|=============||

                                     AGING OF ACCOUNTS RECEIVABLE

||==================|==================|==============|==============|==============|==============|==============||
||                  |                  |              |              |              |              |              ||
||                  |==================|==============|==============|==============|==============|==============||
||     MONTH        |    10/26/2002    |  11/23/2002  |  12/28/2002  |  1/31/2003   |              |              ||
||                  |------------------|--------------|--------------|--------------|--------------|--------------||
||                  |                  |              |              |              |              |              ||
||==================|==================|==============|==============|==============|==============|==============||
|| 0-30 DAYS        |        1,712,031 |      702,774 |      587,947 |       25,572 |              |              ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| 31-60 DAYS       |          838,205 |    1,241,368 |       98,692 |       86,356 |              |              ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| 61-90 DAYS       |        1,121,105 |      203,326 |       61,877 |      376,820 |              |              ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| 91+ DAYS         |        1,372,303 |      830,567 |    1,089,598 |    1,108,289 |              |              ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| Unapplied Cash   |         -125,566 |     -270,276 |     -173,977 |     -111,911 |              |              ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| Other            |           21,324 |       48,557 |       30,434 |              |              |              ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| Note Receivable  |          201,047 |      201,047 |      201,047 |      201,047 |              |              ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| Allowance        |       -1,974,417 |   -1,248,019 |   -1,571,831 |   -1,557,906 |              |              ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| TOTAL            |        3,166,032 |    1,709,345 |      323,787 |      128,266 |            0 |            0 ||
||==================|==================|==============|==============|==============|==============|==============||


                MOR-5                                          Revised 07/01/98

   CASE NAME:   Xetel Corporation
                -----------------
   CASE NUMBER: 02-14222
                -----------------

                                                 STATEMENT OF INCOME (LOSS)
||================================|=============|=============|=============|=============|=============|=============|===========||
||                                | MONTH ENDED | MONTH ENDED | MONTH ENDED | MONTH ENDED | MONTH ENDED | MONTH ENDED | FILING TO ||
||                                |  10/22/02-  |             |             |             |             |             |           ||
||                                |  10/26/02   |  11/23/2002 |  12/28/2002 |  1/31/2003  |             |             | DATE      ||
||================================|=============|=============|=============|=============|=============|=============|===========||
|| REVENUES    (MOR-1)            |     124,469 |     755,326 |     756,175 |      25,614 |             |             | 1,661,584 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| TOTAL COST OF REVENUES         |     295,617 |   1,110,683 |   1,708,960 |      17,661 |             |             | 3,132,921 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| GROSS PROFIT                   |    -171,148 |    -355,357 |    -952,785 |       7,954 |           0 |           0 |-1,471,336 ||
||================================|=============|=============|=============|=============|=============|=============|===========||
|| OPERATING EXPENSES:            |             |             |             |             |             |             |           ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
||    Selling & Marketing         |             |             |             |             |             |             |         0 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
||    General & Administrative    |      50,377 |     120,394 |     144,499 |     342,049 |             |             |   657,319 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
||    Insiders Compensation       |             |      31,284 |      48,942 |      20,499 |             |             |   100,725 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
||    Professional Fees           |             |      96,826 |      17,031 |      10,299 |             |             |   124,155 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
||    Other                       |             |             |             |             |             |             |         0 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
||    Other                       |             |             |             |             |             |             |         0 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| TOTAL OPERATING EXPENSES       |      50,377 |     248,504 |     210,472 |     372,847 |           0 |           0 |   882,200 ||
||================================|=============|=============|=============|=============|=============|=============|===========||
|| INCOME BEFORE INT,             |             |             |             |             |             |             |           ||
|| DEPR/TAX (MOR-1)               |    -221,525 |    -603,861 |  -1,163,257 |    -364,893 |           0 |           0 |-2,353,536 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| INTEREST EXPENSE               |       7,200 |      23,967 |             |      -6,623 |             |             |    24,545 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| DEPRECIATION                   |       8,608 |     137,226 |      33,416 |           0 |             |             |   179,250 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| OTHER (INCOME) EXPENSE*        |             |             |             |      -1,230 |             |             |    -1,230 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| OTHER ITEMS**                  |             |     369,497 |   2,329,540 |     263,321 |             |             | 2,962,358 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| TOTAL INT, DEPR & OTHER ITEMS  |      15,808 |     530,690 |   2,362,956 |     255,469 |           0 |           0 | 3,164,923 ||
||================================|=============|=============|=============|=============|=============|=============|===========||
|| NET INCOME BEFORE TAXES        |    -237,333 |  -1,134,551 |  -3,526,213 |    -620,362 |           0 |           0 |-5,518,458 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| FEDERAL INCOME TAXES           |           0 |             |             |             |             |             |         0 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| NET INCOME (LOSS)  (MOR-1)     |    -237,333 |  -1,134,551 |  -3,526,213 |    -620,362 |           0 |           0 |-5,518,458 ||
||================================|=============|=============|=============|=============|=============|=============|===========||

Accrual Accounting Required, Otherwise Footnote with Explanation.
*   Footnote Mandatory.
* * Unusual and/or infrequent item(s) outside the ordinary course of business requires footnote.
                MOR-6                                                                                            Revised 07/01/98

11/23/2002 See previous filing.
12/28/2002 See previous filing.
 1/31/2003 Other income represents interest.
 1/31/2003 Other items include the losses from the sale of equipment and the fee payable to Lincoln Partners, approved by the bankruptcy court in January 2003, in connection with the sale of certain assets to
           Celestica Acquisition Corp.



   CASE NAME:   Xetel Corporation
                -----------------
   CASE NUMBER: 02-14222
                -----------------

||=======================================|===========|============|============|===========|===========|===========|===========||
|| CASH RECEIPTS AND                     | MONTH     | MONTH      | MONTH      | MONTH     | MONTH     | MONTH     | FILING    ||
|| DISBURSEMENTS                         | ENDED     | ENDED      | ENDED      | ENDED     | ENDED     | ENDED     | TO        ||
||                                       | 10/22/02- | 11/23/2002 | 12/28/2002 | 1/31/2003 |           |           | DATE      ||
||                                       | 10/26/02  |            |            |           |           |           |           ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| 1. CASH-BEGINNING OF MONTH            |    81,502 |    500,354 |  1,843,103 | 3,697,232 | 3,938,725 | 3,938,725 |    81,502 ||
||=======================================|===========|============|============|===========|===========|===========|===========||
|| RECEIPTS:                             |           |            |            |           |           |           |           ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| 2. CASH SALES                         |         0 |            |            |           |           |           |         0 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| 3. COLLECTION OF ACCOUNTS RECEIVABLE  |   452,889 |  1,999,894 |  1,610,645 |   523,036 |           |           | 4,586,463 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| 4. LOANS & ADVANCES (attach list)     |           |            |            |           |           |           |         0 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| 5. SALE OF ASSETS                     |           |            |    818,815 |   147,256 |           |           |   966,071 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| 6. OTHER (attach list)                |     4,750 |     91,898 |     25,562 |    16,195 |           |           |   138,405 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| TOTAL RECEIPTS**                      |   457,639 |  2,091,792 |  2,455,022 |   686,487 |         0 |         0 | 5,690,940 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| (Withdrawal) Contribution by          |           |            |            |           |           |           |           ||
||  Individual Debtor MFR-2*             |           |            |            |           |           |           |         0 ||
||=======================================|===========|============|============|===========|===========|===========|===========||
|| DISBURSEMENTS:                        |           |            |            |           |           |           |           ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| 7. NET PAYROLL                        |           |    272,770 |    287,311 |   105,944 |           |           |   666,026 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| 8. PAYROLL TAXES PAID                 |           |     79,455 |     83,283 |         0 |           |           |   162,738 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| 9. SALES, USE & OTHER TAXES PAID      |           |     17,265 |      3,922 |     8,271 |           |           |    29,458 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||10. SECURED/RENTAL/LEASES              |           |    179,883 |    168,750 |    58,965 |           |           |   407,598 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||11. UTILITIES & TELEPHONE & FREIGHT    |     2,500 |     26,986 |     34,250 |    27,550 |           |           |    91,286 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||12. INSURANCE                          |           |     59,899 |            |    46,971 |           |           |   106,870 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||13. INVENTORY PURCHASES                |       308 |     15,871 |      1,372 |           |           |           |    17,551 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||14. VEHICLE EXPENSES                   |           |            |            |           |           |           |         0 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||15. TRAVEL & ENTERTAINMENT             |           |      1,905 |      5,783 |     6,971 |           |           |    14,659 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||16. REPAIRS, MAINTENANCE & SUPPLIES    |           |      7,015 |     10,996 |     4,088 |           |           |    22,099 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||17. ADMINISTRATIVE & SELLING           |           |      8,470 |      5,226 |    16,233 |           |           |    29,929 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||18. OTHER (attach list)                |    35,978 |     79,525 |            |   165,000 |           |           |   280,503 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| TOTAL DISBURSEMENTS FROM OPERATIONS   |    38,786 |    749,044 |    600,893 |   439,994 |         0 |         0 | 1,828,717 ||
||=======================================|===========|============|============|===========|===========|===========|===========||
||19. PROFESSIONAL FEES                  |           |            |            |           |           |           |         0 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||20. U.S. TRUSTEE FEES                  |           |            |            |     5,000 |           |           |     5,000 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||21. OTHER REORGANIZATION EXPENSES      |           |            |            |           |           |           |         0 ||
||     (attach list)                     |           |            |            |           |           |           |           ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| TOTAL DISBURSEMENTS**                 |    38,786 |    749,044 |    600,893 |   444,994 |         0 |         0 | 1,833,717 ||
||=======================================|===========|============|============|===========|===========|===========|===========||
||22. NET CASH FLOW                      |   418,852 |  1,342,749 |  1,854,129 |   241,493 |         0 |         0 | 3,857,223 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||23. CASH - END OF MONTH (MOR-2)        |   500,354 |  1,843,103 |  3,697,232 | 3,938,725 | 3,938,725 | 3,938,725 | 3,938,725 ||
||=======================================|===========|============|============|===========|===========|===========|===========||

                                 * Applies to Individual debtors only
                MOR-7            **Numbers for the current month should balance (match)                   Revised 07/01/98
                                   RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8

          1/31/2003      Other Receipts:
                         Refund of Attorney Fees            6,728
                         Other                              9,467
                                                        ---------
                                                           16,195
                                                        =========

                         Other Disbursements:
                         Lincoln Partners, pursuant
                           to court order                 165,000
                                                        ---------
                                                          165,000
                                                        =========

   CASE NAME:   Xetel Corporation
                -----------------
   CASE NUMBER: 02-14222
                -----------------

                                          CASH ACCOUNT RECONCILIATION
                                          MONTH OF    31-Jan-03
                                                  ------------------


||======================================|===============|==============|===============|===============|================|
||                                      |  Silicon      | Comerica     |  Silicon      | Comerica      | Silicon        |
|| BANK NAME                            |  Valley Bank  | Bank         |  Valley Bank  | Bank          | Valley Bank    |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ACCOUNT NUMBER                       |     xxxxxx    |    xxxxxx    |    xxxxxx     |    xxxxxx     |    xxxxxx      |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ACCOUNT TYPE                         | DIP Operating |  PAYROLL     | Old Operating |Cafeteria Plan |Cash Collateral |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| BANK BALANCE (Ending)                |       522,975 |       28,617 |     3,401,230 |         3,625 |              0 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| DEPOSITS IN TRANSIT/OUTGOING WIRE    |           958 |              |               |               |              0 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| OUTSTANDING CHECKS                   |        21,598 |           89 |               |               |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ADJUSTED BANK BALANCE                |       502 335 |       28,527 |     3,401,230 |         3,625 |              0 |
||======================================|===============|==============|===============|===============|================|
|| BEGINNING CASH - PER BOOKS           |     3,659,792 |       28,527 |             0 |         3,625 |              0 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| RECEIPTS*                            |         6,728 |              |         1,230 |               |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| TRANSFERS BETWEEN ACCOUNTS           |    -2,721,470 |              |     3,400,000 |               |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| (WITHDRAWAL) OR CONTRIBUTION BY      |               |              |               |               |                |
|| INDIVIDUAL   DEBTOR    MFR-2         |               |              |               |               |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| CHECKS/OTHER DISBURSEMENTS*          |      -442,715 |          -36 |               |               |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| RECONCILING ITEMS                    |               |              |               |               |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ENDING CASH - PER BOOKS 10/26/02     |       502,335 |       28,528 |     3,401,230 |         3,625 |              0 |
||======================================|===============|==============|===============|===============|================|

||======================================|===============|==============|===============|===============|================|
|| BANK NAME                            |     Chase     |     Chase    |     Chase     |  Petty Cash   |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ACCOUNT NUMBER                       |    xxxxxx     |    xxxxxx    |    xxxxxx     |               |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ACCOUNT TYPE                         | Austin Lockbox|Dallas Lockbox|  Old Operating|               |      TOTAL     |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| BANK BALANCE (Ending)                |           858 |          100 |         2,932 |            76 |      3,960,413 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| DEPOSITS IN TRANSIT/OUTGOING WIRE    |          -858 |         -100 |               |               |              0 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| OUTSTANDING CHECKS                   |               |              |               |               |         21,687 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ADJUSTED BANK BALANCE                |             0 |            0 |         2,932 |            76 |      3,938,725 |
||======================================|===============|==============|===============|===============|================|
|| BEGINNING CASH - PER BOOKS           |             0 |            0 |         4,822 |           429 |      3,697,231 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| RECEIPTS*                            |       493,874 |      184,656 |               |               |        686,487 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| TRANSFERS BETWEEN ACCOUNTS           |      -493,874 |     -184,656 |               |               |              0 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| (WITHDRAWAL) OR CONTRIBUTION BY      |               |              |               |               |                |
|| INDIVIDUAL    DEBTOR    MFR-2        |               |              |               |               |              0 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| CHECKS/OTHER DISBURSEMENTS*          |               |              |        -1,890 |               |       -444,994 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| RECONCILING ITEMS                    |               |              |               |               |              0 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ENDING CASH - PER BOOKS              |             0 |            0 |         2,932 |            76 |      3,938,725 |
||======================================|===============|==============|===============|===============|================|

MOR-8                                 *Numbers should balance (match) TOTAL RECEIPTS and                 Revised 07/01/98
                                       TOTAL DISBURSEMENTS lines on MOR-7

   CASE NAME:   Xetel Corporation
                -----------------
   CASE NUMBER: 02-14222
                -----------------

                                           PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F)
of the U.S. Bankruptcy Code) and the professionals.
Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.)
(Attach additional pages as necessary).


||=================================|=============|=============|=============|============|=============|=============||
||                                 | MONTH ENDED | MONTH ENDED | MONTH ENDED | MONTH ENDED| MONTH ENDED | MONTH ENDED ||
||   INSIDERS:  NAME/COMP   TYPE   |  10/26/2002 | 11/23/2002  | 12/28/2002  | 1/31/2003  |             |             ||
||                                 |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  1. Angelo Decaro/Gross Salary  |             |      18,846 |      30,154 |     20,499 |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  2. William Peten/Gross Salary  |             |      14,230 |      17,788 |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  3. Angelo Decaro/Expenses      |             |       5,283 |       8,814 |      7,171 |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  4. William Peten/Retention Bonus per court order           |       1,000 |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  5.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  6.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
|| TOTAL INSIDERS  (MOR-1)         |           0 |      38,359 |      57,756 |     27,670 |           0 |           0 ||
||=================================|=============|=============|=============|============|=============|=============||

||=================================|=============|=============|=============|============|=============|=============||
||                                 | MONTH ENDED | MONTH ENDED | MONTH ENDED | MONTH ENDED| MONTH ENDED | MONTH ENDED ||
||   PROFESSIONALS                 | 10/26/2002  | 11/23/2002  | 12/28/2002  |  1/31/2003 |             |             ||
||                                 |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  1.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  2.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  3.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  4.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  5.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  6.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
|| TOTAL PROFESSIONALS    (MOR-1)  |           0 |           0 |          0  |          0 |           0 |           0 ||
||=================================|=============|=============|=============|============|=============|=============||
        MOR-9                                                                        Revised 07/01/98